--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch                                                     Global
                                               Mortgage & Real Estate Capital






The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 RES00 2000-S15
                           15yr Fixed Rate Collateral



Collateral Type:                                   15yr Fixed Rate

Pass-Through Coupon:                               7.00%

AAA Principal Balance:                             $150,000,000         +/- 5%

Average Loan Balance:                              $380,000 Approx.

Approx. Gross WAC:                                 7.98%         +/- 10bps

WAM:                                               177 +/- 2     max. 180

WA LTV:                                            68%           +/-2%

Full Doc                                           85% Approx

Cash-Out Refi.:                                    10% Approx.

Single Family (detached)                           95% Approx.

Geographic:                                        35% max California

Rating/Subordination:                              AAA/   2.0%          +/- 2%

Settlement:                                        November 29, 2000

Whole Loan Desk                                    AAA -  Dan Lonski  - 449-5326
                                                          Andy O'Fee
                                                          Kerry Grogan




The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The  information  contained  herein will be superseded by the description of the
collateral  pool  contained  in  the  prospectus   supplement  relating  to  the
securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


 November 13, 2000  09:34AM       PRICE/YIELD TO MATURITY Table for ZRES00S15_2 Class A          Merrill Lynch & Company
 Settlement: November 29, 2000     Current Balance: $75,000,000.00  Current Coupon: 7%                       HyperStruct
 Last Payment: None                                                                      Next Payment: December 25, 2000
 -----------------------------------------------------------------------------------------------------------------------
                                            No default scenario exists
 -----------------------------------------------------------------------------------------------------------------------

                                           Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              113 PSA       126 PSA       160 PSA       248 PSA       485 PSA       1074 PSA      1226 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    98-02   7.412   4.76  7.420   4.64  7.440   4.36  7.494   3.76  7.644   2.72  7.994   1.65  8.075   1.52
    98-04   7.399         7.406         7.426         7.478         7.621         7.956         8.033
    98-06   7.386         7.393         7.411         7.461         7.597         7.917         7.991
    98-08   7.373         7.379         7.397         7.444         7.574         7.879         7.949

    98-10   7.359   4.77  7.366   4.65  7.382   4.37  7.427   3.77  7.551   2.73  7.841   1.66  7.908   1.52
    98-12   7.346         7.352         7.368         7.410         7.528         7.803         7.866
    98-14   7.333         7.338         7.354         7.394         7.505         7.765         7.825
    98-16   7.320         7.325         7.339         7.377         7.481         7.727         7.783

    98-18   7.306   4.78  7.311   4.66  7.325   4.38  7.360   3.78  7.458   2.73  7.689   1.66  7.742   1.52
    98-20   7.293         7.298         7.310         7.343         7.435         7.651         7.700
    98-22   7.280         7.284         7.296         7.327         7.412         7.613         7.659
    98-24   7.267         7.271         7.282         7.310         7.389         7.575         7.617

    98-26   7.254   4.78  7.257   4.67  7.267   4.39  7.293   3.78  7.366   2.74  7.537   1.66  7.576   1.52
    98-28   7.240         7.244         7.253         7.277         7.343         7.499         7.535
    98-30   7.227         7.230         7.239         7.260         7.320         7.461         7.494
    99-00   7.214         7.217         7.224         7.244         7.297         7.423         7.452

    99-02   7.201   4.79  7.204   4.68  7.210   4.39  7.227   3.79  7.274   2.74  7.386   1.66  7.411   1.53
    99-04   7.188         7.190         7.196         7.211         7.252         7.348         7.370
    99-06   7.175         7.177         7.181         7.194         7.229         7.310         7.329
    99-08   7.162         7.163         7.167         7.177         7.206         7.273         7.288

    99-10   7.149   4.80  7.150   4.68  7.153   4.40  7.161   3.80  7.183   2.75  7.235   1.67  7.247   1.53
    99-12   7.136         7.137         7.139         7.145         7.160         7.198         7.206
    99-14   7.123         7.123         7.125         7.128         7.138         7.160         7.165
    99-16   7.110         7.110         7.110         7.112         7.115         7.123         7.125

    99-18   7.097   4.81  7.097   4.69  7.096   4.41  7.095   3.80  7.092   2.75  7.085   1.67  7.084   1.53
    99-20   7.084         7.083         7.082         7.079         7.070         7.048         7.043
    99-22   7.071         7.070         7.068         7.062         7.047         7.011         7.002

 WAL         6.642         6.444         5.969         4.970         3.347         1.873         1.702

 1st Prin 12/25/00      12/25/00      12/25/00      12/25/00      12/25/00      12/25/00      12/25/00
 Mat.     08/25/15      08/25/15      08/25/15      08/25/15      08/25/15      12/25/05      03/25/05


 ----------------------------------------------------------------------------------------------------------------------
         Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
 ----------------------------------------------------------------------------------------------------------------------




                                              SUPPLEMENT TO COMPUTATIONAL MATERIALS



               ----------------------------------------------------------------------------------------------------

                                   Pass-Through Rate:                                    7.000%
                                   Weighted Average Gross Coupon:                        7.980%
                                   Collateral Balance:                           153,061,225.00
                                   Original Term:                                           179
                                   Remaining Term:                                          177
                                   Dated Date:                                November 01, 2000
                                   Settlement Date:                           November 29, 2000
                                   First Distribution Date:                   December 25, 2000



               ====================================================================================================
                     Class                Type            Size        Coupon       Prin Period          WAL

               ====================================================================================================
                      A                   PT     75,000,000           7.00%       12/00-08/15          5.20
               ----------------------------------------------------------------------------------------------------
                      A1                 SEQ      43,200,000           7.00%       12/00-09/06         2.90
               ----------------------------------------------------------------------------------------------------
                      A2                 SEQ       8,870,000           7.00%       10/08-08/15        10.58
               ----------------------------------------------------------------------------------------------------
                      A3                 NAS      15,000,000           7.00%       12/00-08/15         7.83
               ----------------------------------------------------------------------------------------------------
                      A4                 SEQ       7,930,000           7.00%       09/06-10/08         6.77
               ----------------------------------------------------------------------------------------------------
                     B-1                 SUB       3,061,225           7.00%       12/00-08/15         7.83
               ----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
        Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
----------------------------------------------------------------------------------------------------------------------------



 October 27, 2000  11:39AM       PRICE/YIELD TO MATURITY Table for ZRES00S15 Class A1                Merrill Lynch & Company
 Settlement: November 29, 2000   Current Balance: $102,260,000.00  Current Coupon: 7%                            HyperStruct
 Last Payment: None                                                                          Next Payment: December 25, 2000
 ---------------------------------------------------------------------------------------------------------------------------
                                           No default scenario exists
 ---------------------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       300 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    98-15   7.366   4.05  7.407   3.50  7.451   3.07  7.472   2.89  7.493   2.73  7.534   2.47  7.674   1.87
    98-17   7.351         7.389         7.430         7.450         7.470         7.509         7.640
    98-19   7.335         7.371         7.410         7.428         7.447         7.483         7.607
    98-21   7.319         7.353         7.389         7.407         7.424         7.458         7.573

    98-23   7.304   4.06  7.335   3.50  7.368   3.07  7.385   2.89  7.401   2.73  7.432   2.48  7.539   1.87
    98-25   7.288         7.318         7.348         7.363         7.378         7.407         7.506
    98-27   7.273         7.300         7.327         7.341         7.355         7.381         7.472
    98-29   7.257         7.282         7.307         7.320         7.332         7.356         7.438

    98-31   7.242   4.06  7.264   3.51  7.287   3.07  7.298   2.89  7.309   2.74  7.331   2.48  7.405   1.87
    99-01   7.226         7.246         7.266         7.276         7.286         7.305         7.371
    99-03   7.211         7.228         7.246         7.255         7.263         7.280         7.338
    99-05   7.196         7.210         7.225         7.233         7.240         7.255         7.304

    99-07   7.180   4.07  7.192   3.52  7.205   3.08  7.211   2.90  7.218   2.74  7.230   2.48  7.271   1.87
    99-09   7.165         7.174         7.185         7.190         7.195         7.204         7.237
    99-11   7.149         7.157         7.164         7.168         7.172         7.179         7.204
    99-13   7.134         7.139         7.144         7.147         7.149         7.154         7.171

    99-15   7.119   4.07  7.121   3.52  7.124   3.08  7.125   2.90  7.126   2.75  7.129   2.49  7.137   1.88
    99-17   7.103         7.103         7.103         7.104         7.104         7.104         7.104
    99-19   7.088         7.086         7.083         7.082         7.081         7.079         7.071
    99-21   7.073         7.068         7.063         7.061         7.058         7.053         7.037

    99-23   7.057   4.08  7.050   3.53  7.043   3.09  7.039   2.91  7.035   2.75  7.028   2.49  7.004   1.88
    99-25   7.042         7.033         7.023         7.018         7.013         7.003         6.971
    99-27   7.027         7.015         7.002         6.996         6.990         6.978         6.938
    99-29   7.012         6.997         6.982         6.975         6.968         6.953         6.905

    99-31   6.996   4.09  6.980   3.53  6.962   3.09  6.954   2.91  6.945   2.75  6.928   2.49  6.872   1.88
   100-01   6.981         6.962         6.942         6.932         6.922         6.904         6.839
   100-03   6.966         6.945         6.922         6.911         6.900         6.879         6.806

 WAL         5.319         4.432         3.764         3.500         3.274         2.914         2.119

 1st Prin 12/25/00      12/25/00      12/25/00      12/25/00      12/25/00      12/25/00      12/25/00
 Mat.     07/25/12      02/25/11      07/25/09      10/25/08      03/25/08      02/25/07      12/25/04
 Deal file: /home/kgrogan/deals/zero/zres00s15.cmo

 --------------------------------------------------------------------------------------------------------------------------

 October 27, 2000  11:39AM      PRICE/YIELD TO MATURITY Table for ZRES00S15 Class A2                Merrill Lynch & Company
 Settlement: November 29, 2000   Current Balance: $17,740,000.00  Current Coupon: 7%                            HyperStruct
 Last Payment: None                                                                         Next Payment: December 25, 2000
 --------------------------------------------------------------------------------------------------------------------------
                                          No default scenario exists
 --------------------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       300 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    96-09+  7.500   8.22  7.517   7.89  7.544   7.40  7.563   7.10  7.585   6.78  7.642   6.06  7.956   3.84
    96-11+  7.492         7.509         7.536         7.554         7.576         7.632         7.939
    96-13+  7.485         7.501         7.527         7.545         7.566         7.621         7.922
    96-15+  7.477         7.493         7.518         7.536         7.557         7.611         7.905

    96-17+  7.469   8.23  7.485   7.89  7.510   7.41  7.527   7.11  7.547   6.78  7.600   6.06  7.889   3.84
    96-19+  7.461         7.477         7.501         7.518         7.538         7.589         7.872
    96-21+  7.453         7.468         7.492         7.509         7.528         7.579         7.855
    96-23+  7.446         7.460         7.484         7.500         7.519         7.568         7.838

    96-25+  7.438   8.24  7.452   7.90  7.475   7.42  7.491   7.12  7.509   6.79  7.558   6.07  7.822   3.84
    96-27+  7.430         7.444         7.466         7.482         7.500         7.547         7.805
    96-29+  7.422         7.436         7.458         7.473         7.491         7.536         7.788
    96-31+  7.414         7.428         7.449         7.464         7.481         7.526         7.772

    97-01+  7.407   8.25  7.420   7.91  7.440   7.42  7.455   7.12  7.472   6.79  7.515   6.08  7.755   3.85
    97-03+  7.399         7.412         7.432         7.446         7.462         7.505         7.738
    97-05+  7.391         7.403         7.423         7.437         7.453         7.494         7.722
    97-07+  7.383         7.395         7.415         7.428         7.443         7.484         7.705

    97-09+  7.376   8.25  7.387   7.91  7.406   7.43  7.419   7.13  7.434   6.80  7.473   6.08  7.688   3.85
    97-11+  7.368         7.379         7.397         7.410         7.425         7.463         7.672
    97-13+  7.360         7.371         7.389         7.401         7.415         7.452         7.655
    97-15+  7.352         7.363         7.380         7.392         7.406         7.442         7.639

    97-17+  7.345   8.26  7.355   7.92  7.372   7.44  7.383   7.14  7.397   6.80  7.431   6.09  7.622   3.85
    97-19+  7.337         7.347         7.363         7.374         7.387         7.421         7.606
    97-21+  7.329         7.339         7.354         7.365         7.378         7.410         7.589
    97-23+  7.322         7.331         7.346         7.356         7.368         7.400         7.573

    97-25+  7.314   8.27  7.323   7.93  7.337   7.44  7.347   7.14  7.359   6.81  7.389   6.09  7.556   3.85
    97-27+  7.306         7.315         7.329         7.338         7.350         7.379         7.540
    97-29+  7.299         7.307         7.320         7.329         7.340         7.369         7.523

 WAL        13.160        12.329        11.225        10.582         9.900         8.493         4.695

 1st Prin 07/25/12      02/25/11      07/25/09      10/25/08      03/25/08      02/25/07      12/25/04
 Mat.     08/25/15      08/25/15      08/25/15      08/25/15      08/25/15      08/25/15      07/25/06
 Deal file: /home/kgrogan/deals/zero/zres00s15.cmo

 ---------------------------------------------------------------------------------------------------------------------------

 October 27, 2000  11:39AM       PRICE/YIELD TO MATURITY Table for ZRES00S15 Class A3                Merrill Lynch & Company
 Settlement: November 29, 2000    Current Balance: $30,000,000.00  Current Coupon: 7%                            HyperStruct
 Last Payment: None                                                                          Next Payment: December 25, 2000
 ---------------------------------------------------------------------------------------------------------------------------
                                           No default scenario exists
 ---------------------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       300 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    98-07+  7.328   5.78  7.332   5.68  7.336   5.58  7.338   5.54  7.340   5.50  7.343   5.42  7.374   4.81
    98-09+  7.317         7.321         7.325         7.326         7.328         7.332         7.361
    98-11+  7.306         7.310         7.313         7.315         7.317         7.320         7.347
    98-13+  7.295         7.299         7.302         7.304         7.305         7.308         7.334

    98-15+  7.284   5.79  7.288   5.69  7.291   5.59  7.292   5.55  7.294   5.50  7.297   5.42  7.321   4.81
    98-17+  7.274         7.277         7.279         7.281         7.282         7.285         7.308
    98-19+  7.263         7.265         7.268         7.270         7.271         7.273         7.295
    98-21+  7.252         7.254         7.257         7.258         7.259         7.262         7.282

    98-23+  7.241   5.79  7.243   5.69  7.246   5.60  7.247   5.55  7.248   5.51  7.250   5.43  7.269   4.82
    98-25+  7.230         7.232         7.234         7.236         7.237         7.239         7.256
    98-27+  7.219         7.221         7.223         7.224         7.225         7.227         7.243
    98-29+  7.208         7.210         7.212         7.213         7.214         7.215         7.230

    98-31+  7.198   5.80  7.199   5.70  7.201   5.61  7.202   5.56  7.202   5.52  7.204   5.44  7.217   4.82
    99-01+  7.187         7.188         7.190         7.190         7.191         7.192         7.204
    99-03+  7.176         7.177         7.178         7.179         7.180         7.181         7.191
    99-05+  7.165         7.166         7.167         7.168         7.168         7.169         7.178

    99-07+  7.154   5.81  7.155   5.71  7.156   5.61  7.157   5.57  7.157   5.52  7.158   5.44  7.165   4.83
    99-09+  7.144         7.144         7.145         7.145         7.146         7.146         7.152
    99-11+  7.133         7.133         7.134         7.134         7.134         7.135         7.139
    99-13+  7.122         7.122         7.123         7.123         7.123         7.123         7.126

    99-15+  7.111   5.82  7.111   5.71  7.112   5.62  7.112   5.58  7.112   5.53  7.112   5.45  7.113   4.83
    99-17+  7.101         7.100         7.100         7.100         7.100         7.100         7.100
    99-19+  7.090         7.090         7.089         7.089         7.089         7.089         7.087
    99-21+  7.079         7.079         7.078         7.078         7.078         7.077         7.074

    99-23+  7.068   5.82  7.068   5.72  7.067   5.63  7.067   5.58  7.067   5.54  7.066   5.46  7.061   4.84
    99-25+  7.058         7.057         7.056         7.056         7.055         7.055         7.048
    99-27+  7.047         7.046         7.045         7.045         7.044         7.043         7.036

 WAL         8.331         8.117         7.920         7.827         7.738         7.569         6.389

 1st Prin 12/25/00      12/25/00      12/25/00      12/25/00      12/25/00      12/25/00      12/25/00
 Mat.     08/25/15      08/25/15      08/25/15      08/25/15      08/25/15      08/25/15      08/25/15
 Deal file: /home/kgrogan/deals/zero/zres00s15.cmo
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        Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
----------------------------------------------------------------------------------------------------------------------------

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